Exhibit 10.2
AMENDMENT TO THE
TRANSUNION 2015 EMPLOYEE STOCK PURCHASE PLAN

This Amendment (this “Amendment”) to the TransUnion 2015 Employee Stock Purchase Plan (as amended and restated November 6, 2018 and as may be further amended from time to time, the “ESPP”) is made as of February 21, 2024. Capitalized terms used in this Amendment that are not otherwise defined herein shall have the meanings ascribed to such terms in the ESPP.

RECITALS

WHEREAS, Section 11.01 of the ESPP permits the Board to amend the ESPP, subject to stockholder approval as may be required for such amendment;

WHEREAS, the Company previously reserved a total of 2,400,000 shares of the Company’s common stock, par value $0.01 (the “Common Stock”), under the ESPP;

WHEREAS, the Board, at the recommendation of the Compensation Committee, desires to amend the ESPP to provide for an increase of 3,000,000 shares of Common Stock to be reserved for issuance pursuant to the ESPP;

WHEREAS, this Amendment shall be submitted to the Company’s stockholders for approval, and shall become effective as of the date on which the Company’s stockholders approve such Amendment (the “Effective Date”);

WHEREAS, if the Company’s stockholders fail to approve this Amendment, the existing Plan shall continue in full force and effect;

NOW, THEREFORE, BE IT:

RESOLVED, that the ESPP is hereby amended, effective as of the Effective Date as follows:

1.    Section 3.01(a) of the ESPP is hereby amended by deleting said subsection in its entirety and substituting in lieu thereof the following new Section 3.01(a):

3.01. Shares of Common Stock Reserved For the Plan.

(a)     Subject to adjustment upon changes in capitalization of the Company as provided in Section 9.01, the maximum number of shares of Common Stock which may be issued under the Plan shall be 5,400,000.

2.    Except as expressly amended by this Amendment, the ESPP shall continue in full force and effect in accordance with the provisions thereof.

[Remainder of Page Intentionally Left Blank; Signature Page Follows.]

IN WITNESS WHEREOF, the Company has caused this Amendment to be duly executed as of the date first written above.

TransUnion

By:	/s/ Susan Muigai
Name:	Susan Muigai
Title:	Executive Vice President, Chief
Human Resources Officer

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